EXHIBIT 10.1

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

                 1-MERCHANT INFORMATION (TO BE COMPLETED BY MERCHANT)                                          IO# H0526
AGENCY NAME                                                                                                   NEW AGENCY
-----------------------------------------------------------------  ---------------------------------
COMPANY NAME                                                       ONLINE SUPPLIER                            NEW CLIENT
-----------------------------------------------------------------  ---------------------------------  -------------------
CORPORATE NAME
(IF DIFFERENT)
-----------------------------------------------------------------
ONLINE STORE NAME                                                  WWW.ONLINESUPPLIER.COM
-----------------------------------------------------------------  ---------------------------------
                               MERCHANT CONTACT                                    MERCHANT ACCOUNTS PAYABLE CONTACT
-----------------------------------------------------------------  ---------------------------------
CONTACT PERSON/TITLE           AARON GRAVITZ
-----------------------------------------------------------------  ---------------------------------
PHONE                          (805)964-9202 X 125
-----------------------------------------------------------------                                     -------------------
FAX
-----------------------------------------------------------------
EMAIL                          AARON@ONLINESUPPLIER.COM
-----------------------------------------------------------------  ---------------------------------
ADDRESS  (NO PO BOXES)         404 EAST FIRST ST. #1345, LONG BEACH,
                                       CA 90802
-----------------------------------------------------------------  ---------------------------------
PHYSICAL ADDRESS TO USE IN
CAMPAIGN
-----------------------------------------------------------------
OPT-OUT LINK/EMAIL ADDRESS
-----------------------------------------------------------------
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                               2-PROGRAM  DETAILS  (TO  BE  COMPLETED  BY  HI-SPEED  MEDIA  SALES  EXECUTIVE)
                                   ALL  PROGRAMS  SUBJECT  TO  THE  HI-SPEED  MEDIA  TERMS  AND  CONDITIONS  BELOW


PROGRAM / ELEMENT                                   START DATE   END DATE  IMPRESSIONS   CPM        GUARANTEED#   COST AMOUNT
--------------------------------------------------  -----------  --------  ------------  ---------  ------------  -----------
EMAIL MKTG.                                             11/8/04  11/30/04                $  0.40      4,000,000  $     1,600.
--------------------------------------------------  -----------  --------  ------------  ---------  ------------
OTHER
-----------------------------------------------------------------------------------------------------------------
                                                                                                                  $    1,600.
-----------------------------------------------------------------------------------------------------------------
                                                TOTAL COST OF CONTRACT
-----------------------------------------------------------------------------------------------------------------------------
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                                                          3-SPECIFICATIONS


MATERIALS TO DELIVER            SPECIFICATIONS               ACTUAL SPECIFICATIONS (TO BE PROVIDED BY MERCHANT)
------------------------------  ---------------------------  --------------------------------------------------
EMAIL MARKETING                 -   MUST HAVE TRACKING CODE
------------------------------  ---------------------------
CAMPAIGN URL                    -  MUST HAVE TRACKING CODE
------------------------------  ---------------------------
DO NOT SEND ("DNS") LIST LINK
------------------------------
SUBJECT LINE(S)
------------------------------
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